                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           Moore Medical Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           Moore Medical Corporation
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:
---------
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

--------------------------------------------------------------------------------
Notes:


--------------------------------------------------------------------------------

                  [LETTERHEAD OF MOORE MEDICAL APPEARS HERE]






                 ---------------------------------------------
                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                 ---------------------------------------------


Dear Shareholders,

     The Annual Meeting of the Shareholders of Moore Medical Corp. will be held at the Renaissance New York Hotel, 714 Seventh Avenue, New York, New York on Wednesday, May 21, 1997 to at 11:00 a.m.

     (1) elect a Board of six directors; and

     (2) act on such other matters as may properly come before the meeting

     The Board of Directors has fixed the close of business on April 2, 1997 as the record date for determining shareholders entitled to notice of and vote at the meeting.

                                                Joseph Greenberger,
                                                Secretary

April 21, 1997





--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

     Whether or not you plan to attend the meeting, please sign, date and mail the accompanying proxy card.
--------------------------------------------------------------------------------

               [LETTERHEAD OF MOORE MEDICAL CORP. APPEARS HERE]



                      -----------------------------------

                              PROXY STATEMENT FOR
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                      -----------------------------------

General Information

   Proxies in the form enclosed are being solicited by the Board of Directors of Moore Medical Corp. (the "Company") for use at the 1997 Annual Meeting of Shareholders to be held at 11:00 a.m. on Wednesday, May 21, 1997 at the Renaissance New York Hotel, 714 Seventh Avenue, New York, NY or any adjournments thereof (the "Meeting"). Properly executed proxies received prior to or at the Meeting will be voted. If a shareholder specifies how the proxy is to be voted, it will be so voted. If no specification is made, it will be voted FOR the election of the six directors nominated by management. The Company is not aware of any other matter intended to be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote on them in their discretion.

Shares Entitled to Vote

   Holders of record of the Company's Common Stock at the close of business on April 2, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 2,929,194 shares of Common Stock outstanding, each entitled to one vote. This Proxy Statement is being released on or about April 21, 1997 to all holders of Common Stock on the Record Date. The stock ledger of the Company (arranged alphabetically, showing the address of each shareholder entitled to vote at the meeting and the number of shares registered in the shareholder's name) will be available for inspection at the offices of Greenberger & Forman, 1370 Avenue of the Americas, New York, New York 10019, by any shareholder for any purpose germane to the Meeting during ordinary business hours from May 11, 1997 until the Meeting date.

Proxies and Revocation of Proxies

   Execution and delivery of a proxy will not affect a shareholder's right to attend the Meeting and vote in person. A shareholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Meeting, however, will not in and of itself revoke a proxy.

   A shareholder who is a beneficial owner, but not a registered owner, as of the Record Date, cannot vote his or her shares except by the shareholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or the shareholder attending the Meeting with a proxy or other authorization to vote from the registered owner and voting.

Cost of Proxy Solicitation

  Brokers, banks and other nominees will be reimbursed by the Company for their out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's Common Stock. D.F. King & Co., Inc. will assist the Company in soliciting proxies, for which it will be paid a fee of $4,000. Solicitations of proxies may, in certain instances, also be made personally or by telephone by directors, officers and a few employees of the Company.


                       PRINCIPAL HOLDERS OF COMMON STOCK

  The following are believed by the Company to be holders of more than 5% of its outstanding Common Stock and by all Directors and Executive Officers as a group, as of April 2, 1997:

                                        Number of       Percent of
  Name and Address:                       Shares        Outstanding
  ----------------                      ---------       -----------
  Heartland Advisors, Inc...............341,000 (2)     12.0%
  790 North Milwaukee Street
  Milwaukee, WI 53202

  Hollybank Investment, LP..............315,100 (2)     10.8%
  One Financial Center, Suite 1600
  Boston, MA 02111

  FMR Corp..............................290,100 (2)     10.0%
  82 Devonshire Street
  Boston, MA 02109

  Wilmer J. Thomas, Jr..................246,243          8.0%
  272 Undermountain Road
  Salisbury, CT 06068

  The TCW Group, Inc....................240,700 (2)      8.0%
  865 South Figueroa Street
  Los Angeles, CA 90017

  Dimensional Fund Advisors, Inc........146,300 (2)      5.0%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401

  All Directors and Executive...........418,462 (1)      7.0% (1)
  Officers as a Group
  (10 in number)

(1) Includes 57,000 shares underlying stock options granted to executive officers that are exercisable within 60 days. For information regarding beneficial ownership of the Company's Common Stock by each of its directors and executive officers, see "Certain Information Regarding Management's Nominees" and "Executive Officers."

(2)   Based on information supplied by the shareholder in its most recent
      Schedule 13G received by the Company.

                             ELECTION OF DIRECTORS

  There are six directors proposed to be elected at the 1997 Annual Meeting of Shareholders to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Those six nominees receiving a plurality of votes, assuming that a quorum is present, will be elected.

Nominating Procedures

  The Company's by-laws provide that any shareholder entitled to vote for the election of directors may nominate persons for election as directors only if such shareholder has given written notice of such shareholder's intent to make such nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 60 days before the date of an annual meeting and not less than seven days after the date on which notice of a special meeting is first given to shareholders. Each such notice shall set forth:

     (a) The name and address of the shareholder who intends to make the nominations and of the person or persons to be nominated;

     (b) A representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (c) A description of all arrangements or understandings between the shareholder and each nominee an any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the shareholder;

     (d) Such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

     (e) The consent of each nominee to serve as a director of the Company if so elected.


  The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Company has not received notice of nominations other than those proposed by management.

Certain Information Regarding Management's Nominees

  The following table gives information as of April 2, 1997 concerning management's nominees. All of management's nominees are now members of the Board of Directors whose current term of office expires at the election of their successors at the Meeting. Management has no reason to believe that any nominee will be unable to serve. If any nominee should not be available, the persons named in the proxies will vote for a substitute nominee designated by the Nominating Committee of the Board of Directors.



                                     Principal
                                     Occupation
                                     and Business                             Director          Number          Percent of
Name                 Age             Experience                                Since           of Shares        Outstanding
----                 ---             ------------                             --------         ---------        -----------
Mark E. Karp          50             President (Chief Executive                 1989           104,299(1)          3.6%
                                     Officer) since January 1991.
                                     Member of Executive Committee
                                     since February 1989.

Steven Kotler         50             President and Chief Executive              1977            24,420(2)           *
                                     Officer of Schroder Wertheim
                                     & Co. Incorporated (investment
                                     bankers).  Chairman of Executive
                                     Committee and member of Audit,
                                     Nominating and Stock Option
                                     Committees. Director of Del
                                     Laboratories, Inc. (cosmetics
                                     and drugs). A member of the
                                     Board of Governors of the
                                     American Stock Exchange.

Robert H. Steele      58             Executive Vice President of                1981             3,500              *
                                     John Ryan Company
                                     (financial marketing)
                                     since 1992. Director of NLC
                                     Companies (insurance), and
                                     Accent Color Science, Inc.
                                     (printing systems).

Peter C. Sutro        66             Retired.                                   1979             2,000              *

Wilmer J. Thomas, Jr. 70             Private investor and                       1979           246,243             8.4%
                                     financial consultant.
                                     Member of Executive,
                                     Audit, Nominating and
                                     Stock Option Committees.
                                     Director, Vice Chairman
                                     and Treasurer of Inter-
                                     national Controls Corp.
                                     (automotive parts and trailers)
                                     from 1989 through 1996.
                                     Director of Puro Water, Inc.
                                     (bottled water systems).

Daniel K. Wassong     65             Chairman, President and                    1994             1,000             *
                                     Chief Executive Officer of
                                     Del Laboratories, Inc.
                                     (cosmetics and drugs)
                                     since 1992. President
                                     and Chief Executive
                                     Officer thereof from
                                     1968-1992. Director
                                     of Southern Union Company
                                     (gas utility).


*less than 1%

(1) Includes 40,000 shares underlying options that are exercisable within sixty days. (See "Employment Agreement.")

(2) Excludes 300 shares owned by Mr. Kotler's wife, in which he disclaims a beneficial interest.

Meetings of Board and Committees

     The Board of Directors held four meetings during 1996. No director attended less than 75% of those meetings. The Board has an Executive Committee, an Audit Committee, a Nominating Committee and a Stock Option Committee. The Executive Committee has all the authority which, under the Delaware General Corporation Law, may be delegated to such a Committee; it has also been delegated the functions of a Compensation Committee. The Executive Committee held four formal meetings and several informal meetings during 1996. The Audit Committee recommends the firm of independent public accountants to be engaged as the Company's auditors and participates in such accounting reviews as it deems appropriate. It held one meeting during 1996. The Stock Option Committee is authorized to award stock options. It held one meeting during 1996. The Nominating Committee recommends to the Board management's nominees for election as directors and for officers. The Nominating Committee held two meetings during 1996.

Fees Paid to Directors

     A director who is not also a salaried officer is paid a fee of $8,000 per annum plus $1,000 for each Board meeting attended. A member of the Executive Committee who is not a salaried officer is paid an additional $1,000 per annum for services in such capacity. A member of the Audit Committee who is not a salaried officer is paid another $2,000 per annum for services in such capacity. In addition, in 1996, Mr. Kotler received $50,000 as Chairman of the Executive Committee, and Mr. Thomas received $50,000 under a consulting arrangement with the Company pursuant to which Mr. Thomas consults with the Company's senior officers with respect to financial and transactional matters.

Executive Officers

     The Company has four executive officers other than the Chief Executive Officer. Their ages, business experience over the last five years and number of shares of the Company's Common Stock beneficially owned by each of them as of April 2, 1997, are set forth below:


                                               Business                                       Number               Percent of
Name                    Age                    Experience                                     of Shares            Outstanding
----                    ---                    ----------                                     ---------            -----------
Richard A. Bucchi        41                    Senior Vice President Sales and Marketing      2,750(1)                  *
                                               since 1996; Vice President Information
                                               Services 1994 - 1996; Vice President
                                               Information Systems and Administration
                                               for Konica Business Machines, Inc., USA
                                               prior to 1994.

John E. Dillaway         41                    Senior Vice President Sales and                8,250(2)                  *
                                               Marketing since 1994; Vice President-
                                               Sales and Marketing from 1990-1994.

Kenneth S. Kollmeyer     47                    Senior Vice President Operations              10,000(3)                  *
                                               since 1992; Vice President -
                                               Distribution, 1989-1992.

John A. Murray           53                    Vice President and Chief Financial            16,000(4)                  *
                                               Officer of the Company since 1988.

* less than 1%

(1) Includes 750 shares underlying stock options that are exercisable within 60 days.

(2) Includes 3,250 shares underlying stock options that are exercisable within 60 days.

(3) Includes 4,000 shares underlying stock options that are exercisable within 60 days.

(4) Includes 3,000 shares underlying stock options that are exercisable within 60 days.

Executive Compensation

     The following table summarizes for the Company's fiscal year ended
December 28, 1996, and for the two prior fiscal years, compensation earned by the Chief Executive Officer and each executive officer of the Company who served in such capacity on December 28, 1996 and whose total annual compensation exceeded $100,000 in the Company's most recent fiscal year.


                          Summary Compensation Table

                                                                           Long-Term
                                                                          Compensation
                                            Annual Compensation             Awards
                                 --------------------------------------   -----------
                                                          Other Annual    Securities      All Other
Name and                                     Bonus($)   Compensation($)   Underlying    Compensation($)
Principal Position      Year     Salary($)     (1)           (2)          Options(#)         (3)
------------------      ----     --------    --------   ---------------   -----------   ---------------
Mark E. Karp,           1996     401,117        -             76,624(4)        -           9,000
Chief Executive         1995     381,666        -             80,393(4)        -           9,000
Officer                 1994     363,492     54,865          114,660(4)        -           9,085

Richard Bucchi          1996     136,413      3,741                -       3,000           8,939
Senior Vice
President-Sales and
Marketing(5)

John E. Dillaway,       1996     159,630      5,086                -       4,000           9,000
Senior Vice             1995     157,770        -                  -           -           9,000
President-Sales and     1994     136,165     14,104                -           -           9,120
Marketing

Kenneth S. Kollmeyer    1996     168,549      5,351                -       4,000           9,000
Senior Vice             1995     160,030        -                  -           -           9,000
President-              1994     152,924     16,796                -           -           9,019
Operations

John A. Murray          1996     162,863      4,654                -       3,000           9,000
Chief Financial         1995     154,710        -                  -           -           9,000
Officer                 1994     148,774     14,629                -           -           8,830


(1) Mr. Karp's bonus was paid in accordance with his employment agreement and was based on the Company's earnings. Messrs. Bucchi's, Dillaway's Kollmeyer's and Murray's bonuses were paid under a plan which provides managerial and supervisory employees with bonuses based primarily on the Company's earnings.

(2) Other annual compensation was less than 10% of the named executive officer's salary and bonus other than with respect to Mr. Karp for 1994, 1995 and 1996.

(3) "All Other Compensation" consists of the Company's contribution to the named officer's retirement account under the Company's defined contribution plan.

(4) Included in Mr. Karp's other annual compensation for 1994, 1995 and 1996 is $94,313, and $58,572, and $54,472 respectively, which represents the fair market value of restricted shares of the Company's Common Stock issued to Mr. Karp to compensate him for the Company's contributions that could not be made on his behalf to the Company's qualified retirement plans due to salary limitations imposed by the Internal Revenue Code. No other component of other annual compensation exceeds 25% of the total.

(5)   Mr. Bucchi became an executive officer during fiscal year 1996.

Employment Agreement

     Mark E. Karp has an employment agreement, as amended and restated in November 1992 and amended as of December 31, 1996 (the "Employment Agreement"), for a term ending December 31, 1997. Under the Employment Agreement, Mr. Karp's annual base salary is $421,173 for 1997, The Employment Agreement provides for an annual bonus if the Company's pre-tax earnings, before extraordinary items (as defined in the Employment Agreement), exceed a specified amount. Under the Employment Agreement, Mr. Karp is entitled to receive restricted shares of the Company's Common Stock having a market value approximating the amount the Company would have contributed to Mr. Karp's retirement account if the Company's retirement plans did not have the salary limitations imposed by the Internal Revenue Code for qualified retirement plans.

Defined Benefit Plans

     The Company has a noncontributory, defined benefit pension plan (the "Plan"). Under the Plan, retirement benefits are based on the number of years of service (up to a maximum of 25 years) multiplied by the sum of (i) 1.25% of the employee's average base compensation during the highest consecutive five years, and (ii) 0.6% of such compensation in excess of earnings for Social Security benefits as promulgated in an Internal Revenue Service "Covered Compensation Table Number 1." The Plan is a "Qualified Plan" within the meaning of the Internal Revenue Code. Under Internal Revenue Code guidelines for a qualified plan, no more than $160,000 (as may change from time to time) of cash compensation may be considered in calculating benefits payable under the Plan. Normal retirement is at age 65 and the Plan has a lump-sum payment option.

     The following table shows the estimated annual benefits payable under the Plan upon retirement at age 65 to persons in specified remuneration and years-of-service classifications.

Average Highest
  Consecutive                            Years of Service
   5 Years'        -------------------------------------------------------------
 Compensation      10 Years         15 Years          20 Years          25 Years
---------------    --------         --------          --------          --------
   $130,000        $20,286          $30,433           $40,577           $50,721

   $160,000        25,838           $38,758           $51,677           $64,596

     Mr. Karp will have 41 years of service, Mr. Bucchi will have 26 years of service, Mr. Dillaway will have 43 years of service, Mr. Kollmeyer will have 26 years of service, and Mr. Murray will have 20 years of service, assuming retirement from the Company at age 65.

Stock Options

  The following table provides information with respect to stock options granted to the named executive officers during the Company's last fiscal year. The Company has no SAR Plan and has issued no SARs. All Stock options were granted under the Company's Incentive Stock Option Plan.


                       Option Grants in Last Fiscal Year
                                                                                          Potential Realizable
                                                                                          Annual Rates of Stock
                                                                                          Price Appreciation for
                              Individual Grants                                           Option Term
-------------------------------------------------------------------------------------     ----------------------
                           On                 % of Total
                       Number of                Options
                      Securities              Granted to
                      Underlying              Employees          Exercise
                       Options                in Fiscal           Price            Expiration
Name                   Granted                  Year              ($/Sh)              Date            5%($)        10%($)
----                 ----------              -----------         --------          ----------        ------        -------
Richard A. Bucchi,    3,000                      6%               12.25             5/16/06          23,112        42,385
Senior Vice
President

John E. Dillaway,     4,000                      8%               12.25             5/16/06          30,816        56,514
Senior Vice
President

Kenneth S. Kollmeyer, 4,000                      8%               12.25             5/16/06          30,816        56,514
Senior Vice
President

John A. Murray,       3,000                      6%               12.25             5/16/06          23,112        42,385
Chief Financial
Officer

Stock Options

  The following table sets forth information concerning options exercised during the fiscal year ended December 28, 1996 and the number of unexercised options and the imputed value thereof held by the named executive officers at the end of such fiscal year:

                                          Aggregated Option Exercises in Last Fiscal Year
                                                and Fiscal Year-End Options Values


                                                                    Number of Securities
                                                                  Underlying Unexcercised               In-the-Money
                                                                       Options at                        Options at
                          Shares                                   Fiscal Year-End (#)               Fiscal Year-End($)
                         Acquired                                 ----------------------             ------------------
                           On              Value
Name                     Exercise(#)     Realized($)         Exercisable        Unexcercisable    Exercisable     Unexercisable
----                    ------------     -----------         -----------        --------------    -----------     -------------
Mark E. Karp,
Chief Executive,             -               -                 40,000               10,000               -                -
Officer

John E. Dillaway,
Senior Vice                  -               -                      -                3,000               -                -
President

Richard A. Bucchi,
Senior Vice                  -               -                  5,250                4,750          $8,051                -
President

Kenneth S.
Kollmeyer,                   -               -                 6,000                5,000           $7,110                -
Senior Vice
President

John A. Murray,
Chief Financial              -               -                 5,250                3,750           $8,051                -
Officer

Compensation Committee Interlocks and Insider Participation

  The members of the Board's Executive Committee, which performs the functions of a compensation committee, are Steven Korler (Chairman), Mark E. Karp and Wilmer J. Thomas, Jr. Mr. Karp, who is the Company's Chief Executive Officer, did not participate in any of the Executive Committee's discussions of its recommendations to the Board regarding his compensation.

Executive Committee's Compensation Report

  Mr. Karp's 1996 compensation was determined pursuant to the terms of his employment agreement, as amended and restated in November 1992 and amended as of December 31, 1996. (See "Employment Agreement.")

     The Company relies upon Mr. Karp, its Chief Executive Officer, to establish management compensation levels, including the compensation of the Company's four other executive officers, Richard A. Bucchi, John E. Dillaway, Kenneth S. Kollmeyer and John A. Murray, none of whom has an employment agreement. In establishing their salaries, the bonuses listed under "Executive Compensation - Summary Compensation Table," and the options listed under "Stock Options - Option Grants in Last Fiscal Year," Mr. Karp considered compensation paid to executives by other companies, his judgment of each executive officer's value to the Company compared with that of other employees and each executive officer's performance. Each executive officer participates in the Company's bonus plan which is based upon the Company's earnings. See "Executive Compensation - Summary Compensation Table."

                                                        Executive Committee:
                                                        Mark E. Karp
                                                        Steven Kotler
                                                        Wilmer J. Thomas, Jr.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Comparative Analysis

                           Total Shareholder Return
                                 Prepared for

                           MOORE MEDICAL CORPORATION


Performance Graph

     The graph below compares the cumulative total shareholders' return of the Common Stock of the Company for the last five years with the American Stock Exchange Composite Index and the Standard & Poor's Drug and Proprietary - Wholesale Distribution Index ("S&P Drug Distribution"). The graph plots the value of a $100 investment on December 31, 1991, assuming that all dividends were reinvested.

                            Return To Shareholders
                           Moore Medical Corporation

                             [GRAPH APPEARS HERE]

                              1991  1992     1993     1994     1995     1996

        MOORE MEDICAL CORP.    100  375.000  340.625  328.125  268.750  256.250

                PEER GROUP     100  107.283  126.602  162.931  188.048  249.246

AMERICAN STOCK EXCH. INDEX     100  100.890  110.370  116.350  155.810  194.270


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 1997 ANNUAL MEETING

     Shareholders may present proposals for inclusion in the Company's 1998 Proxy Statement provided they are received by the Company no later than December 4, 1997 and are in compliance with applicable Securities and Exchange Commission regulations. Shareholder nominations of persons for election as directors are subject to the notice requirements described above under the caption "Election of Directors - Nominating Procedures."

                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

     Price Waterhouse LLP is the independent public accountant for the Company. A representative of Price Waterhouse LLP is expected to be present at the 1997 Annual Meeting of Shareholders and will be available to answer appropriate questions.

Dated: April 21, 1997

A SHAREHOLDER MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 28, 1996 WITHOUT CHARGE BY WRITING TO: CHIEF FINANCIAL OFFICER, MOORE MEDICAL CORP., P.O. BOX 1500, NEW BRITAIN, CONNECTICUT 06050.